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                                                                    EXHIBIT 32.1

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


      In connection with the Quarterly Report on Form 10-Q of PolyMedica Corporation ("PolyMedica") for the three months ended June 30, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, Samuel L. Shanaman, Lead Director and Interim Chief Executive Officer, and Stephen C. Farrell, Senior Vice President and Chief Financial Officer of PolyMedica, each hereby certifies, pursuant to 18 U.S.C. Section 1350, that:

      (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of PolyMedica.

                                       /s/ Samuel L. Shanaman
                                       ------------------------------------
Dated: August 18, 2003                 Samuel L. Shanaman
                                       Lead Director and Interim Chief
                                       Executive Officer

                                       /s/ Stephen C. Farrell
                                       ------------------------------------
Dated: August 18, 2003                 Stephen C. Farrell
                                       Senior Vice President and Chief
                                       Financial Officer


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